Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2013
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

3.Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	As of December 31,
	2013	2012
	(In thousands)
Cash and cash equivalents:
Cash	472,595	$144,200
Cash equivalents:
Bank time deposits (matured within 3 months)	433,201	45,621
Money market funds	10,480	10,005
	443,681	55,626
	916,276	199,826
Short-term investments:
Bank time deposits	951,963	513,772
Total cash, cash equivalents and short-term investments	$1,868,239	$713,598

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2013, 2012 and 2011 were $17.3 million, $17.0 million and $13.7 million, respectively. The maturity dates of the bank time deposits were within one year.